                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                PSB Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

SUPPLEMENT TO PROXY STATEMENT DATED MARCH 24, 2004


Dear Shareholder:

               Due to an unanticipated delay in the printing of our Annual Report which accompanies the enclosed proxy statement, the mailing date which appears on the first page of the proxy statement is incorrect. The actual date that the proxy statement is being mailed to shareholders should be on or about March 29, 2004 not "March 24, 2004." Rather than incurring the cost of reprinting all of the proxy statements distributed this year, we are advising shareholders of this correction by issuing this Supplement.

               Please be advised that because the deadline for submission of shareholder proposals for inclusion in the proxy statement for next year's annual meeting (see page 25) is determined by the mailing date of the proxy materials for this year's annual meeting, the last date for such submissions should be "November 29, 2004" not "November 24, 2004."

               We apologize for any confusion caused by this delay.

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600
                                 (248) 548-2900

                                                                  March 24, 2004

Dear Shareholder:

         I am pleased to invite you to attend the PSB Group, Inc.'s 2004 annual meeting of shareholders on Tuesday, April 27, 2004. We will hold the meeting at 2:00 p.m. at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

         On the page following this letter, you will find the Notice of Meeting which lists the matters to be considered at the meeting. Following the Notice of Meeting is the proxy statement which describes these matters and provides you with additional information about our Company. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company's 2003 Annual Report.

         Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

         The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

         The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                           Sincerely,

                                           Robert L. Cole
                                           President and Chief Executive Officer

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME.....................  2:00 p.m. on Tuesday, April 27, 2004

PLACE....................  Ukrainian Cultural Center
                           26601 Ryan Road
                           Warren, Michigan

ITEMS OF BUSINESS........  (1)      To elect one member of the Board of
                                    Directors for a three-year term.

                           (2)      To ratify the selection of Plante & Moran,
                                    PLLC as independent auditors of the Company for the 2004 fiscal year.

                           (3)      To approve the adoption of our 2004 Stock
                                    Compensation Plan.

                           (4)      To transact such other business as may
                                    properly come before the Meeting.

ANNUAL REPORT............  Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

RECORD DATE..............  You can vote if you are a shareholder of record on
                           March 1, 2004.

QUORUM...................  A majority of the shares of common stock must be represented at the meeting. If there are insufficient
                           shares, the meeting may be adjourned.

March 24, 2004                                                   David A. Wilson
                                                                       Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING....................................................   1
    Shareholders Entitled to Vote..........................................   1
    Voting Procedures......................................................   1
    Voting Procedures for Shares in the Company's ESOP.....................   2
    Required Vote..........................................................   2
    Revoking a Proxy.......................................................   2
    List of Shareholders...................................................   2
    Cost of Proxy Solicitation.............................................   3
    Inspector of Election..................................................   3
    Other Matters..........................................................   3
GOVERNANCE OF THE COMPANY..................................................   3
    Role and Composition of the Board of Directors.........................   3
COMMITTEES OF THE BOARD....................................................   4
    The Executive Committee................................................   4
    The Audit Committee....................................................   4
    Audit Committee Financial Expert.......................................   4
    The Directors Loan Committee...........................................   4
    The Investment and Asset Liability Management Committee................   5
    The Nominating Committee...............................................   5
    The Compensation and Benefits Committee................................   5
    Code of Ethics.........................................................   5
    Shareholder Communications with the Board..............................   6
ITEM 1.  ELECTION OF DIRECTORS.............................................   6
NOMINEE WHOSE TERM WILL EXPIRE IN 2007.....................................   7
DIRECTORS WITH TERMS EXPIRING 2005.........................................   7
DIRECTORS WITH TERMS EXPIRE 2006...........................................   8
ITEM 2.  APPROVAL OF AUDITORS..............................................   8
    Audit Fees.............................................................   8
    Audit Related Fees.....................................................   8
    Tax Fees...............................................................   9
    All Other Fees.........................................................   9
ITEM 3.  APPROVAL OF 2004 STOCK COMPENSATION PLAN..........................   9
    Background.............................................................   9
    Purpose and Eligibility................................................  10
    Administration.........................................................  10
    Amendment and Termination..............................................  11
    Incentive Stock Options and Non-Qualified Stock Options................  11
    Restricted Stock Awards................................................  12
    Stock Appreciation Rights..............................................  12
    Transferability; Dividend and Voting Rights; Withholding...............  13
    Change in Control......................................................  13
    Non-Compete............................................................  13
    Certain Federal Income Tax Consequences................................  14
    Performance-Based Compensation -- Section 162(m) Requirement...........  15
SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS....................  15
SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE......................  16
EXECUTIVE COMPENSATION.....................................................  17
COMPENSATION TABLE.........................................................  17
OTHER COMPENSATION ARRANGEMENTS............................................  18
    Director Compensation..................................................  18
    Compensation Committee Interlocks and Insider Participation............  18
    Transactions With Certain Related Persons..............................  18
    Employment Agreements..................................................  18

PERFORMANCE GRAPH..........................................................  21
EXECUTIVE COMPENSATION COMMITTEE REPORT....................................  22
    Compensation Philosophy................................................  22
    Compensation Methodology...............................................  22
    Components of Compensation.............................................  22
    Base Salary............................................................  22
    Annual Incentive.......................................................  22
    Chief Executive Officer................................................  23
AUDIT COMMITTEE REPORT.....................................................  23
COMPLIANCE WITH SECTION 16.................................................  24
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS.................  24

                                 PSB GROUP, INC.

                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                             SOLICITATION AND VOTING

         We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of PSB Group, Inc. (the "Company" "we" or "us") is soliciting your proxy to vote at the 2004 Annual Meeting of Shareholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting.

         You are invited to attend our Annual Meeting of Shareholders on April 27, 2004 beginning at 2:00 p.m. The Annual Meeting will be held at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

         This Proxy Statement and the enclosed form of proxy are being mailed starting March 24, 2004.

SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of common stock of the Company at the close of business on March 1, 2004 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

         There is no cumulative voting at the Annual Meeting.

         As of the record date, there were 2,885,073 common shares outstanding.

VOTING PROCEDURES

         You can vote on matters to come before the meeting in one of three ways:

              -   you can come to the Annual Meeting and cast your vote there;

              - you can vote by giving a proxy to another person who can cast your vote at the Annual Meeting: or

              - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

         You may also choose to vote for all of the nominees for directors and each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the nominees for director and FOR each of the proposals.

         The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

         If you plan to attend the Annual Meeting and vote in person, you should request a ballot when you arrive. IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE ANNUAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S ESOP

         If you participate in the Company's ESOP, please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the ESOP and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the ESOP will not be permitted to vote such shares at the Annual Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

         Once a quorum is achieved, a plurality of votes cast is all that is necessary for the election of Directors. Abstentions and broker "non votes" are not counted in determining the vote. Approval of the 2004 Stock Compensation Plan requires the affirmative vote of a majority of the votes cast, whether in person or by proxy, by holders of the Common Stock entitled to vote at the Annual Meeting (see "(Item 3.) APPROVAL OF 2004 STOCK COMPENSATION PLAN"). Therefore, broker non-votes and shares abstaining from voting on approval of the 2004 Stock Compensation Plan will be counted for quorum purposes, but since they are not votes cast, will have no effect on the approval of the 2004 Stock Compensation Plan. As to ratification of Plante & Moran, PLLC and all other matters that may come before the meeting, the affirmative vote of a majority of votes cast is necessary for the approval of such matters. Abstentions and broker non votes are again not counted for purposes of approving the matter.

REVOKING A PROXY

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

              -   You may send in another proxy with a later date;

              - You may notify the Company's Secretary in writing at PSB Group, Inc., 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600; or

              -   You may revoke by voting in person at the Annual Meeting.

         If you choose to revoke your proxy by attending the Annual Meeting, you must vote in accordance with the rules for voting at the Annual Meeting. Attending the Annual Meeting alone will not constitute revocation of a proxy.

LIST OF SHAREHOLDERS

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices at 1800 East 12 Mile Road, Madison Heights, Michigan for a period of ten days prior to the Annual Meeting. A list will also be available at the Annual Meeting itself.

COST OF PROXY SOLICITATION

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, mail or telegram. Directors, officers and employees who solicit proxies will not be compensated for such activities. We have not hired and do not intend to hire a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

         Your proxy returned in the enclosed envelope will be delivered to the Company's Secretary, David A. Wilson. The Board of Directors has designated Barbara Heath and Rhonda Kozlowski of PSB Group, Inc. to act as inspectors of election and to tabulate the votes at the Annual Meeting. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

                           GOVERNANCE OF THE COMPANY

ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

         Our Company's Board of Directors is the ultimate decision making body of the Company, except for matters which law or our Articles of Incorporation requires the vote of shareholders. The Board of Directors selects the management of the Company which is responsible for the Company's day to day operations. The Board acts as an advisor to management and also monitors its performance. Our Board of Directors has determined that each of Messrs. Wood, Morawski, Jacobs, Ross and Kowalski are independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

         During 2003, the Board of Directors met as the Company's Board of Directors 22 times. In addition, the Board of Directors has authorized six Committees to manage distinct matters of the Company. These Committees are the Executive Committee, the Audit Committee, the Directors Loan Committee, the Investment and Asset/Liability Management Committee, the Nominating Committee and the Compensation and Benefits Committee. Membership on each of the Committees is set forth on the table below. All of our Directors attended 75 percent or more of the meetings of the Board and the Board Committees on which they served in 2003.

                             COMMITTEES OF THE BOARD

                                                     INVESTMENT AND
                                         DIRECTORS  ASSET/LIABILITY               COMPENSATION AND
      NAME            EXECUTIVE   AUDIT    LOAN        MANAGEMENT     NOMINATING      BENEFITS
--------------------------------------------------------------------------------------------------
Robert L. Cole            X                 X             X                              X*
--------------------------------------------------------------------------------------------------
James B. Jacobs                     X       X
--------------------------------------------------------------------------------------------------
Michael J. Kowalski                         X             X               X              X
--------------------------------------------------------------------------------------------------
Craig J. Mancinotti                         X             X                              X
--------------------------------------------------------------------------------------------------
Longine V. Morawski       X         X       X                             X              X
--------------------------------------------------------------------------------------------------
Sydney L. Ross                      X       X                                            X
--------------------------------------------------------------------------------------------------
Edward Turner                               X
--------------------------------------------------------------------------------------------------
David L. Wood             X         X       X             X               X
--------------------------------------------------------------------------------------------------

*Nonvoting member

THE EXECUTIVE COMMITTEE (Number of Meetings in 2003: 13)

         The Executive Committee oversees and evaluates the Chief Executive Officer, develops new initiatives for presentation to the Board of Directors, and is responsible for Board issues which arise during intervals between Board meetings.

THE AUDIT COMMITTEE (Number of Meetings in 2003: 6)

         The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval of the Board of Directors and shareholders. The Committee is responsible for the following tasks:

              -   maintaining a liaison with the outside auditors

              -   reviewing the adequacy of audit and internal controls

              - reviewing with management and outside auditors financial disclosures of the Company

              - reviewing any material changes in accounting principles or practices used in preparing statements

AUDIT COMMITTEE FINANCIAL EXPERT

         While the Board of Directors endorses the effectiveness of our Audit Committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a new concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements.

THE DIRECTORS LOAN COMMITTEE  (Number of Meetings in 2003: 27)

         The Directors Loan Committee is responsible for reviewing and making recommendations concerning the Company's credit policy, providing an annual strategic analysis and business plan for lending, reviewing loans requiring full Board approval prior to presentation and approving loans with total commitments between $1,000,000 and $2,000,000. This committee meets on an adhoc basis as is needed.

THE INVESTMENT AND ASSET LIABILITY MANAGEMENT COMMITTEE (Number of Meetings in 2003: 1)

         The primary objective of the Investment and Asset/Liability Management Committee is to review the investment strategy implementation, the asset/liability management results and to review the policies governing the investments and asset/liability management. This committee generally meets once a year.

THE NOMINATING COMMITTEE (Number of Meetings in 2003: 2)

         Our Board of Directors has a Nominating Committee which consists of three directors. David L. Wood, Michael J. Kowalski and Longine V. Morawski are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

         Our Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement and is also available to shareholders on our website, at http://www.psbnetbank.com. Each of the members of our Nominating Committee is independent as independence is defined in the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented.

         The Nominating Committee's policy is to consider director candidates recommended by shareholders. Such recommendations must be made pursuant to notice in writing by January 1 of the year in which the meeting will be held to:

                                 PSB Group, Inc.
                             1800 East 12 Mile Road
                      Madison Heights, Michigan 48072-2600
                        Attn: David A. Wilson, Secretary

The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers.

THE COMPENSATION AND BENEFITS COMMITTEE (Number of Meetings in 2003: 2)

         The primary objective of the Compensation and Benefits Committee is to review the entire benefits package for the Company. This includes the 401(k) Profit Sharing Plan, the salary and wages budget, the Executive Bonus Plan and the health and welfare benefits. The committee is also responsible for publishing an annual Executive Compensation Committee Report for the shareholders. This committee meets as needed, generally three times a year.

CODE OF ETHICS

         The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

              - Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

              - Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make;

              - Compliance with applicable governmental laws, rules and regulations;

              - The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and

              -   Accountability for adherence to the code.

This Code of Ethics is attached to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as Exhibit 14. We have also posted it on our Web site at http://www.psbnetbank.com. We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our Secretary at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K,
Item 406(b) by posting such information on our Web site at http://www.psbnetbank.com within five business days following the date of the amendment or waiver.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

         Our Board of Directors has a process for shareholders to send communications to the Board of Directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the Board of Directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the Board of Directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. All of these communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate directors. We encourage all of our directors to attend the annual meeting of shareholders, if possible. All but one of our eight current directors attended the 2003 annual meeting of shareholders.

                          ITEM 1. ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, currently consisting of classes of three, three, and one director, respectively. Each class of directors is elected for a three-year term. One class of directors is up for election each year. This results in a staggered Board which ensures continuity from year to year.

         One director will be elected at the Annual Meeting to serve a three-year term expiring at our Annual Meeting in 2007.

         The persons named in the enclosed proxy card intend to vote the proxy for the election of each of the three nominees unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as director will continue in office until his or her successor has been elected, or until his death, resignation or retirement.

         The Board of Directors has proposed the following nominee for election as director with the term expiring at the Annual Meeting in the year set forth below:

                        CLASS III - TERM EXPIRING IN 2007

                                  David L. Wood

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE AS DIRECTOR.

         We expect the nominee to be able to serve if elected. If any nominee is not able to serve, proxies may be voted for substitute nominees. The principal occupation and certain other information about the nominee and other directors whose terms of office continue after the Annual Meeting is set forth below.

                     NOMINEE WHOSE TERM WILL EXPIRE IN 2007

NAME AND AGE AS OF                     POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                  BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                  ------------------------------------
David L. Wood, Age 59      David L. Wood has been Manager of Colonial Bushings,
                           Inc., a manufacturer of precision tooling components,
                           since 1973. Mr. Wood has served as a director of the
                           Bank since 1985 and has served as the Bank's Chairman
                           since 2000.

                       DIRECTORS WITH TERMS EXPIRING 2005

NAME AND AGE AS OF                         POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                      BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                      ------------------------------------
Robert L. Cole, Age 62              Robert L. Cole has been with the Bank since
                                    1996 serving as the Chief Executive Officer,
                                    President and a director of the Bank. Mr.
                                    Cole was also President of The State Bank
                                    located in Fenton, Michigan in the
                                    commercial banking division from 1977 until
                                    1996.

Michael J. Kowalski, Age 40         Michael J. Kowalski has served as President
                                    of Kowalski Companies, a sausage and meat
                                    manufacturer, since 1994. Mr. Kowalski has
                                    served as a director of the Bank since 1994.

Sydney L. Ross, Age 54              Sydney L. Ross is the President of General
                                    Wine and Liquor Company, a wholesale wine
                                    and spirit delivery company and has served
                                    in such capacity since 1978. Mr. Ross became
                                    a director of the Bank in 2001.

                        DIRECTORS WITH TERMS EXPIRE 2006

NAME AND AGE AS OF                        POSITION, PRINCIPAL OCCUPATION,
THE ANNUAL MEETING                     BUSINESS EXPERIENCE AND DIRECTORSHIP
------------------                     ------------------------------------
James B. Jacobs, Age 59             New nominee for the board of directors in
                                    2003. Director of the Center for Workforce
                                    Development, Macomb Community College
                                    (6/00-present); Associate Vice President,
                                    Macomb Community College (1/97-6/00).

Longine V. Morawski, Age 52         President of MP Tool & Engineering, a
                                    manufacturing company, since 1974. Mr.
                                    Morawski has served as a director of the
                                    Bank since 1999 and has served as Vice
                                    Chairman of the Board of Directors of the
                                    Bank since 2000.

Edward Turner, Age 57               President of Turner and Associates
                                    Consultants, a consulting firm which
                                    specializes in providing consulting services
                                    to financial institutions, since 1995. Mr.
                                    Turner was appointed to the Board of
                                    Directors in 2001.

                          ITEM 2. APPROVAL OF AUDITORS

         The Board of Directors, upon the recommendation of its Audit Committee, has appointed Plante & Moran, PLLC to serve as our independent auditors for 2004. The Board of Directors is asking the shareholders to ratify the appointment of Plante & Moran, PLLC.

         In the event our shareholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will consider it as a direction to select other auditors for the subsequent year. Representatives of Plante & Moran, PLLC will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

AUDIT FEES

         Audit fees and expenses billed to the Company by Plante & Moran, PLLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2002, and for review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

   2003      2002
   ----      ----
$ 72,000   $ 77,000

AUDIT RELATED FEES

         Audit related fees and expenses billed to the Company by Plante & Moran, PLLC for fiscal years 2003 and 2002 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

  2003      2002
  ----      ----
$ 6,500   $ 7,150

TAX FEES

         Tax fees and expenses billed to the Company for fiscal years 2003 and 2002 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows

 2003      2002
 ----      ----
$9,500    $9,500

ALL OTHER FEES

         Fees and expenses billed to the Company by Plante & Moran, PLLC for all other services provided during fiscal years 2003 and 2002 are as follows:

 2003       2002
 ----       ----
$29,300   $46,250

         In accordance with Section 10A(i) of the Exchange Act, before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. None of the time devoted by Plante & Moran on its engagement to audit the Company's financial statements for the year ended December 31, 2003 is attributable to work performed by persons other than Plante & Moran employees.

         The affirmative vote of a majority of votes cast on this proposal, without regard to abstentions or broker non votes, is required for approval of this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PLANTE & MORAN, PLLC AS OUR INDEPENDENT AUDITORS FOR THE YEAR 2004.

                ITEM 3. APPROVAL OF 2004 STOCK COMPENSATION PLAN

BACKGROUND

         On February 26, 2004, the Board of Directors approved the adoption of the PSB Group, Inc. 2004 Stock Compensation Plan (the "Plan") (the effective date of the Plan), subject to the approval of the Plan by the stockholders at the Annual Meeting. Stock options, restricted stock awards and stock appreciation rights may be granted under the Plan on and after the effective date, provided that the stockholders approve the Plan. Awards of incentive stock options may not be granted after February 26, 2014. The discussion which follows is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as Appendix A.

         The aggregate number of shares of the Company's Common Stock that may be issued and outstanding pursuant to the exercise of options or restricted stock awards under the Plan (the "Option and Restricted Stock Pool") will not exceed 450,000 shares. Shares of the Company's Common Stock which would have been issued pursuant to the exercise of a stock option, but are withheld as payment of the option price may be added back into the Option and Restricted Stock Pool and reissued. Common shares covered by terminated and expired options or forfeited shares of restricted stock may also be added back to the Option and Restricted Stock Pool. In the event of any change in the outstanding common shares of the Company as a result of a merger, reorganization, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made to both the terms of the Plan and any awards granted under the Plan which are determined on a per share basis, including, but not limited to, the amount of common shares in the Option and Restricted Stock Pool, the exercise price, and number of common shares associated with an outstanding option. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of the Company's Common Stock or securities convertible into or exchangeable for shares of the Company's Common Stock.

         The following table shows the Company's shareholder approved and non-shareholder approved equity compensation plans:

                                                                                               NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER
                                            ISSUED UPON EXERCISE OF     EXERCISE PRICE OF    EQUITY COMPENSATION PLANS
                                             OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES IN
                                              WARRANTS AND RIGHTS      WARRANTS AND RIGHTS          COLUMN (a))
            PLAN CATEGORY                             (a)                      (b)                      (c)
----------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS APPROVED BY
SECURITY HOLDERS                                     None                      None                     None
----------------------------------------------------------------------------------------------------------------------
EQUITY COMPENSATION PLANS NOT
APPROVED BY SECURITY HOLDERS                         None                      None                     None
----------------------------------------------------------------------------------------------------------------------
                TOTAL                                None                      None                     None
----------------------------------------------------------------------------------------------------------------------

PURPOSE AND ELIGIBILITY

         The purpose of the Plan is to advance the interests of the Company and its stockholders by helping the Company and its subsidiaries attract and retain the services of highly qualified directors, employees and officers, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging stock ownership by such directors, employees and officers and aligning their interests with those of stockholders.

         The objectives of the Plan will be accomplished by the granting of stock option awards, restricted stock awards and stock appreciation rights to selected directors, key employees and officers. Key employees and officers selected to participate in the Plan may be eligible for the grant of incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), restricted stock awards and stock appreciation rights ("SARs"). Directors selected to participate in the Plan may be eligible for the grant of NSOs, restricted stock awards and SARs.

         Eligible participants are defined in the Plan to mean employees, officers or directors of the Company or its subsidiaries. Eligible participants may be granted ISOs, NSOs, restricted stock or SARs under the Plan if so selected by the Board of Directors. Approximately 199 persons qualify as participants or eligible participants at this time. The Board of Directors currently anticipates that up to approximately 22 employees may be awarded stock option grants or restricted stock under the Plan in 2004. With respect to ISOs only, the definitions eligible participant does not include directors who are not also employees of the Company or persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

ADMINISTRATION

         The Board of Directors will generally administer the Plan, although the Board of Directors may delegate its powers or duties to employees of the Company or any of its subsidiaries, as it deems appropriate. Under the terms of the Plan, the Board of Directors has full and final authority in its discretion: (i) to select and approve the persons to whom options will be granted under the Plan from among the eligible participants and the number shares of stock subject to such options; (ii) to select and approve the persons to whom restricted stock be issued under the Plan from among the eligible participants and the number shares of restricted stock to be so issued; (iii) to select and approve the persons to whom SARs will be granted under the Plan and the number of shares of stock upon which such SARs shall be based; (iv) to determine the period or periods of time during which options may be exercised or become exercisable, the option price and the duration of such options, the date on which options are granted, and other matters to be determined by the Board of Directors in connection with specific option grants and option agreements as specified under the Plan; (v) to determine the period or periods of time during which options may be exercised or become exercisable, the designated performance criteria on which the option price or exercisability may be dependent, the option price and the duration of such options, the date on which options are granted, and other matters to be determined by the Board of Directors in connection with specific option grants and option agreements as specified under the Plan; (vi) to determine the period or periods of time during which the restricted stock may vest, the designated performance criteria on which vesting may be dependent, the date on which shares of restricted stock are awarded and other matters to be determined by the Board of Directors in connection with specific issuances of restricted stock and restricted stock agreements as provided in the Plan; (vii) to determine the period or periods of time during which SARs may be exercised or become exercisable, the designated performance criteria on which vesting may be dependent, the date on which SARs are awarded, the value of the stock upon which the SAR will be based, the duration of such stock appreciation rights, and other matters to be determined by the Board of Directors in connection with specific grants of SARs and SAR agreements as provided in the Plan; and (vii) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the operation and administration of the Plan. Operation of the Plan is intended to avoid giving rise to any potential short-swing profit liability under Section 16 of the Exchange Act.

AMENDMENT AND TERMINATION

         The Board of Directors may amend, suspend or discontinue the Plan at any time, provided that: (i) no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment as discussed above) the maximum aggregate number of common shares issuable under the Plan, or increase the maximum total number of common shares issuable to an eligible participant under the Plan; (ii) no action of the Board of Directors will cause ISOs granted under this Plan not to comply with Section 422 of the Internal Revenue Code of 1986 (the "Code") unless the Board of Directors specifically declares such action to be made for that purpose; and,
(iii) no action of the Board of Directors shall alter or impair any option, restricted stock award or SAR previously granted or awarded under the Plan without the consent of such affected option holder, restricted stock holder or SAR holder.

         Each option terminates upon the expiration of the option period specified in the option agreement pursuant to which it is issued. Each option could terminate earlier, however, in the event of the participant's or eligible participant's termination of employment, death, or permanent disability. The shares of Company Common Stock subject to each restricted stock award vest in accordance with the terms of the restricted stock agreement pursuant to which it is issued. A restricted stock agreement may provide that an eligible participant may forfeit such shares of Common Stock upon termination of employment, death, or permanent disability. Each SAR terminates upon the expiration of the period specified in the SAR agreement pursuant to which it is issued. Each SAR could terminate earlier, however, in the event of the eligible participant's termination of employment, death, or permanent disability.

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS

         The Plan authorizes the grant of both ISOs and NSOs, both of which are exercisable for shares of the Company's Common Stock. The price that an option holder must pay in order to exercise an option may be stated in terms of a fixed dollar amount, a percentage of fair market value at the time of the grant, or such other method as determined by the Board of Directors in its discretion. In no event shall the option price for an ISO or an NSO be less than the fair market value per share of the Company's Common Stock on the date of the option grant. In the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries, the option price will be no less than 110 percent of the fair market value per share of the Company's Common Stock on the date of the grant. Provided that the Company's Common Stock is traded on a national securities exchange, the fair market value shall mean average of the high and low prices reported by the applicable composite transactions report for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date. If the Company Common Stock was traded on any other established market as of the date in question, then the fair market value will be equal to the average of the high and low prices reported over such trading period that the Board of Directors determines appropriately reflects the value of the Common Stock. If the Board of Directors determines that neither of the foregoing provisions is adequate, then it will determine the fair market value in good faith, and may, in its discretion, utilize the most recent independent valuation of Common Stock obtained by the Company for Common Stock held in an employee benefit plan of the Company. An option holder may pay all or a portion of the option price, and/or the tax withholding liability, if applicable, by payments in cash, by surrendering common shares already owned, by withholding common shares to be issued under the option being exercised or by obtaining a loan from a broker-dealer to be repaid with the proceeds of the broker-dealer's sale of shares of Common Stock necessary to repay the loan. To the extent that common shares are withheld as payment for all or a portion of the option price of an ISO or shares of Common Stock are sold in connection with a broker-dealer loan, the withholding or sale of such common shares will be treated as a Disqualifying Disposition, thus subjecting the exercise to immediate tax consequences. See "Certain Federal Income Tax Consequences" below.

         The period during which an option may be exercised shall be determined by the Board of Directors at the time of the option grant and, for ISOs, may not extend more than ten years from the date of the grant, except in the case of ISOs granted to persons possessing more than 10 percent of the total combined voting power or value of all classes of stock of the Company and/or its subsidiaries in which case the option period will not exceed five years from the date of grant.

         To the extent not previously exercised, each ISO and NSO will terminate upon the expiration of the option period specified in the option agreement provided, however that, subject to the discretion of the Board of Directors, each ISO and NSO will terminate, if earlier: (i) 90 days after the date that the option holder ceases to be an eligible participant for any reason other than death, disability, or retirement; (ii) one year after the date that the option holder ceases to be an eligible participant by reason of such participant's death, disability or retirement, provided however, in the case of retirement, an ISO shall convert to an NSO if the eligible participant exercises the option more than 90 days following the date of retirement; or (iii) immediately upon the option holder's termination of employment or service as a director for cause.

RESTRICTED STOCK AWARDS

         The Plan authorizes the grant of restricted stock awards which award shares of Company Common Stock to the recipient. The recipient becomes vested and the shares of restricted stock become nonforfeitable pursuant to the terms and conditions of the restricted stock agreement. The Board of Directors has the authority to establish the terms and conditions of restricted stock awards, including the period over which such awards will vest and become nonforfeitable. To the extent that an eligible participant has not become vested in shares of Company Common Stock subject to a restricted stock award prior to termination of employment, death or disability, the eligible participant, subject to the Board of Directors' discretion, shall forfeit such shares.

STOCK APPRECIATION RIGHTS

         SARs may be granted independently of any option or in conjunction with all or any part of an option granted under the Plan, upon such terms and conditions as the Board of Directors may determine. Upon exercise, a SAR entitles an eligible participant to receive a cash payment to the positive difference between the fair market value of the Company's Common Stock on the date the SAR is exercised and the value of a share of Common Stock as stated in the SAR agreement, which may equal the fair market value of a share of Common Stock, the book value of a share of Common Stock, or such other amount determined by the Board of Directors (the "SAR Value").

         To the extent not previously exercised, each SAR will terminate upon the expiration of the period specified in the SAR agreement provided, however that, subject to the discretion of the Board of Directors, each SAR will terminate, if earlier: (i) 90 days after the date that the SAR holder ceases to be an eligible participant for any reason other than death, disability, or retirement; (ii) one year after the date that the SAR holder ceases to be an eligible participant by reason of such participant's death, disability or retirement; or (iii) immediately upon the SAR holder's termination of employment or service as a director for cause.

TRANSFERABILITY; DIVIDEND AND VOTING RIGHTS; WITHHOLDING

         The terms of the Plan provides that ISOs, shares of restricted stock and SARs are not transferable other than by will or the laws of descent and distribution. NSOs may not be transferred other than by will, the laws of descent and distribution, or, at the discretion of the Board of Directors, by direct gift to a family member or gift to a family trust or family partnership. Holders of ISOs or NSOs shall have no dividend rights or voting rights until the options have been exercised. Holders of restricted stock awards generally have dividend rights and voting rights, unless the Board of Directors provides otherwise in the restricted stock agreements.

         The Plan provides that recipients of options pay all required local, state and federal withholding taxes associated with the exercise of options in cash unless the Board of Directors, in its discretion, permits the option holder to pay such withholding liability by surrendering common shares already owned, or by withholding common shares issued pursuant to the option being exercised. Withholding taxes associated with the exercise of SARs will be withheld from the payment that would otherwise be made to the eligible participant following the exercise of the SAR.

CHANGE IN CONTROL

         In the event of a change in control of the Company, on the effective date of such change in control, all options and SARs shall become fully exercisable and all restricted stock awards shall become vested and nonforfeitable.

         For purposes of the Plan, a change of control of the Company shall have occurred if:

(A) any person acquires beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities of the Company; or (B) the individuals who were members of the Board of Directors of the Company on the Effective Date (the "Current Board Members") cease to constitute a majority of the Board of the Company or its successor; however, if the election or the nomination for election of any new director of the Company or its successor is approved by a vote of a majority of the individuals who are Current Board Members, such new director shall be considered a Current Board Member; or (C) the Company's shareholders approve (1) a merger or consolidation of the Company and the shareholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding securities of the Company immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. A change of control will not be deemed to have occurred: (A) solely because more than 50% of the combined voting power of the then outstanding voting securities of the Company are acquired by
(1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (2) any person pursuant to the will or trust of any existing shareholder of the Company, or who is a member of the immediate family of such shareholder, or (3) any corporation which, immediately prior to or following such acquisition, is owned directly or indirectly by persons who were shareholders of the Company immediately prior to the acquisition in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; or (B) if the eligible participant agrees in writing that the transaction or event in question does not constitute a change of control for the purposes of the Plan.

NON-COMPETE

         The Company, in its discretion, may as a condition to the grant of an option or a restricted stock award, require that the eligible participant enter in a covenant not to compete, a non-disclosure agreement or a confidential information agreement with the Company and its subsidiaries, upon terms and conditions specified by the Company.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Internal Revenue Code of 1986, as amended (the "Code") and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

         THE DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS INCLUDED FOR INFORMATIONAL PURPOSES ONLY. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING OR PROPOSED TREASURY REGULATIONS THEREUNDER AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE, AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. EACH PARTICIPANT IN THE PLAN SHOULD CONSULT HIS OR HER TAX ADVISOR REGARDING SPECIFIC TAX CONSEQUENCES INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL TAX LAWS.

         Incentive Stock Options. ISOs granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to
Section 422, the grant and exercise of an ISO generally will not result in taxable income to the option holder (with the possible exception of alternative minimum tax liability and with the exception that the option holder will be subject to FICA upon exercise of an ISO) if the option holder does not dispose of common shares received upon exercise of such option within one year after the date of exercise and two years after the date of grant (either type of disposition hereinafter referred to as a "Disqualifying Disposition"), and if the option holder has continuously been an eligible participant from the date of grant to three months before the date of exercise (or 6 months in the event of death or disability) (hereinafter referred to as the "Employment Requirement"). The Company will not be entitled to a deduction for income tax purposes in connection with the grant or exercise of an ISO. Additionally, the Company will not be entitled to a deduction at the time common shares acquired pursuant to an ISO are disposed of, provided that the option holder has satisfied the Employment Requirement and the disposition is not a Disqualifying Disposition. The excess of the fair market value on the date of exercise of an ISO of the shares acquired over the exercise price may in some circumstances be an "adjustment" for purposes of the alternative minimum tax.

         Disposition of common shares acquired pursuant to an ISO, except in the case of a Disqualifying Disposition, will result in long-term capital gain or loss taxation of the option holder on the difference between the amount realized upon disposition and the option price. An option holder who, in a Disqualifying Disposition, disposes of common shares acquired pursuant to an ISO, will be required to notify the Company and will immediately recognize the gain on the disposition as ordinary income. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the amount of income recognized by the option holder.

         Pursuant to the Code and the terms of the Plan, the Board of Directors will designate all options granted under the Plan as either ISOs or NSOs. To the extent that the fair market value of the Company's Common Stock (determined at the time an option is granted) with respect to which all ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such option shall be treated for all purposes under the Plan as an NSO.

         Non-Qualified Stock Options. For NSOs, or ISOs which have converted to NSOs for any reason, the difference between the market value of the Company's Common Stock on the date of exercise and the option price will constitute taxable ordinary income to the option holder on the date of exercise. The Company will be entitled to a deduction in the same year in an amount equal to the income taxable to the option holder. The option holder's basis in shares of the Company's Common Stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of such the Company's Common Stock by the option holder will be taxed as a capital gain or loss to the option holder, and will be long-term capital gain or loss if the option holder has held such Company Common Stock for more than one year at the time of sale.

         Pursuant to the terms of the Plan, the Board of Directors will require any recipient of common shares upon the exercise of an NSO to pay the Company, in cash, by surrendering common shares already owned, by withholding common shares issued pursuant to the option being exercised, by obtaining a broker-dealer loan or in such other form as the Board of Directors may determine in its discretion, the amount of any tax or other amount required by any governmental authority to be withheld and paid by the Company to such authority for the account of such recipient.

            Restricted Stock. Restricted stock will generally cause the eligible participant to recognize taxable ordinary income pursuant to the rules of
Section 83 of the Code. Accordingly, unless otherwise elected by the eligible participant, shares of restricted stock granted under the Plan will generally cause the eligible participant to recognize taxable ordinary income in the amount equal to the fair market value Company Common Stock when such stock vests and is no longer subject to a substantial risk of forfeiture. The eligible participant may elect to recognize taxable ordinary income within 30 days following the restricted stock award. In the case of such an election (an "83(b) Election") the eligible participant recognizes taxable ordinary income equal to the fair market value of Company Common Stock subject to the restricted stock award. Following an 83(b) election, if the eligible participant sells the restricted stock after the stock is no longer subject to a substantial risk of forfeiture, the eligible participant generally recognizes income taxable at capital gains rates. The amount of such income is generally the amount received by the eligible participant upon the disposition of restricted stock less the amount of income realized by the eligible participant upon making the 83(b) Election. In the event that (i) the value of restricted stock decreases from the time of an 83(b) election to the date of disposition of the restricted stock; or
(ii) the eligible participant forfeits the shares of restricted stock following an 83(b) Election, then the eligible participant may generally offset other capital gains by the amount of loss realized on such disposition or forfeiture.

         Stock Appreciation Rights. Upon the grant of SARs, an eligible participant will not be in receipt of taxable income. Upon the exercise of SARs, an eligible participant will be in receipt of any shares distributed. The Company will generally be entitled to a tax deduction in an amount equal to the income reportable by the eligible participant.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(m) REQUIREMENT

         The Plan is intended to preserve the Company's tax deduction for certain awards made under the Plan by complying with the terms of Section 162(m) of the Code and regulations relating thereto.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK COMPENSATION PLAN.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

                                                                      AMOUNT AND
                                                                 NATURE OF BENEFICIAL        OWNERSHIP
                    NAME                                             OWNERSHIP(1)      AS A PERCENT OF CLASS
                    ----                                         --------------------  ---------------------
Theodore G. Bangert (Executive Officer)                                269.0473                  *
Robert L. Cole (Director and Executive Officer)                       3,468.9662                 *
James B. Jacobs                                                          100                     *
Michael J. Kowalski (Director)                                          1,320                    *
Craig J. Mancinotti (Director)                                          4,950                    *
Longine V. Morawski (Director)                                        24,507 (2)                 *
Donald R. Phillippi (Executive Officer)                                495.3991                  *
Edward Turner (Director)                                                 500                     *
Sydney L. Ross (Director)                                               9,026                    *
David A. Wilson (Executive Officer)                                   4,407.8487                 *
David L. Wood (Director-Chairman)                                       36,000                 1.25%
All directors and executive officers as a group (11 persons)...       85,044.2613              2.95%

------------
(1) The securities "beneficially owned" by an individual are determined as of March 1, 2004 by information obtained from the persons listed above, in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this Proxy Statement. Unless otherwise indicated below, the persons named in this table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 14,355 shares owned by MP Tooling & Engineering, Inc. and 1,869 shares owned by LVM Enterprises, Inc., both of which companies are 100% owned by Mr. Morawski.

*    Less than 1% ownership as a percent of class.

              SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE

         The table below contains shareholder information for persons believed by the Company to own five percent or more of the Company's common stock. Ownership of the Company's common stock is shown in terms of "beneficial ownership." A person generally "beneficially owns" shares if he has either the right to vote those share or dispose of them. More than one person may be considered to beneficially own the same shares.

         In this Proxy Statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. The percentages shown below compare the persons beneficially owned shares with the total number of shares of the Company's common stock outstanding on March 1, 2004 (2,885,073 shares).

                                                       NUMBER
NAME AND ADDRESS                                         OF              PERCENT
OF BENEFICIAL OWNER                                    SHARES            OF CLASS
-------------------                                    ------            --------
Christopher S. Olson                                  263,121(1)           9.12%
22641 Statler
St. Clair Shores, MI 48081

Lance K. Olson                                        263,121(2)           9.12%
305 Lincoln
Grosse Pointe, MI 48230

Madison Holdings Limited Partnership                  225,864(3)           7.83%
27301 Dequindre Road
Madison Heights, Michigan 48071

Dr. Leon Fill Foundation                                5,097(2)            .18%
27301 Dequindre Road
Madison Heights, Michigan 48071

Norman M. Fill                                            597(2)            .02%
27301 Dequindre Road
Madison Heights, Michigan 48071

--------------
(1) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002.

(2) Based upon information disclosed in a Schedule 13G filed on or around September 11, 2002.

(3) Based upon information disclosed in Schedules 13D filed on or around August 31, 2001. Madison Holdings Limited Partnership ("Madison"), Dr. Leon Fill Foundation (the "Foundation"), and Norman M. Fill ("Fill") disclosed that they had sole power to vote or dispose of certain shares. Fill is the managing partner of Madison and the sole trustee of the Foundation. Madison, the Foundation and Fill own an aggregate of 231,558 shares of common stock or 8.03%.

                             EXECUTIVE COMPENSATION

         The following table shows, for the years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers who accrued salary and bonus in excess of $100,000 in fiscal year 2003. There are no family relationships among any of the executive officers or directors of the Company. Executive officers of the Company serve at the discretion of the Board of Directors.

                               COMPENSATION TABLE

                                                ANNUAL COMPENSATION                         LONG-TERM COMPENSATION
                                            -----------------------------  -----------------------------------------------------
                                                                                   AWARDS                PAYOUTS
                                                                  OTHER    -------------------------     -------
                                                                  ANNUAL   RESTRICTED   SECURITIES                    ALL OTHER
                                                                  COMPEN-    STOCK      UNDERLYING        LTIP        COMPEN-
       NAME AND PRINCIPAL                    SALARY      BONUS    SATION     AWARDS     OPTIONS/SARS     PAYOUTS      SATION
            POSITION              YEAR       ($)(1)     ($)(1)    ($)(2)      ($)           (#)            ($)      ($)(3)(4)(5)
------------------------------    ----      --------    -------   -------  ----------   ------------     -------    ------------
Robert L. Cole                    2003      $218,000    $87,200     ---        ---           ---           ---        $32,946
 President and Chief              2002       210,000     89,250     ---        ---           ---           ---         35,621
 Executive Officer                2001       205,000     85,793     ---        ---           ---           ---         30,808

Theodore G. Bangert               2003      $134,000    $35,505     ---        ---           ---           ---        $12,767
Senior Vice President and         2002       130,500     38,824     ---        ---           ---           ---         14,966
Senior Lender                     2001(6)     80,279     24,625     ---        ---           ---           ---            600

Donald R. Phillippi               2003      $ 89,000    $26,590     ---        ---           ---           ---        $ 7,536
Senior Vice President             2002        86,000     28,595     ---        ---           ---           ---          9,134
                                  2001        82,000     27,019     ---        ---           ---           ---         10,187

David A. Wilson .                 2003      $113,000    $38,030     ---        ---           ---           ---        $10,887
Senior Vice President, Chief      2002       109,000     41,965     ---        ---           ---           ---         12,735
Financial Officer and Secretary   2001       104,500     34,433     ---        ---           ---           ---         12,837

-----------

(1) "Salary" includes amounts deferred by the Named Executive Officer under the Bank's Deferred Compensation Plan. "Bonus" consists of board approved discretionary bonuses.

(2) For 2003, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total Salary and Bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Includes for 2003, profit sharing contributions of $7,525, $4,705, $3,235 and $3,900; fees for attendance at board meetings of $15,550, $1,800, $0, and $1,800; and 401(k) Plan matches of $9,871, $6,262, $4,301, and $5,187 for Messrs. Cole, Bangert, Phillippi, and Wilson, respectively.

(4) Includes for 2002, profit sharing contributions of $10,669, $7,267, $4,960, and $5,938; fees for attendance at board meetings of $16,650, $1,800, $0, and $1,800; and 401(k) Plan matches of $8,302, $5,899, $4,174, and $4,997 for Messrs. Cole, Bangert, Phillippi, and Wilson, respectively.

(5) Includes for 2001, profit sharing contributions of $11,825, $0, $6,191, and $7,437; fees for attendance at board meetings of $11,100, $600, $0, and $600; and 401(k) Plan matches of $7,883, $0, $3,996, and $4,800 for Messrs.
     Cole, Bangert, Phillippi, and Wilson, respectively.

(6)  Employed for partial year.

                         OTHER COMPENSATION ARRANGEMENTS

DIRECTOR COMPENSATION

         Directors of the Company receive an annual retainer of $10,000. The Chairman and the Vice Chairman of the Board of Directors receive additional annual retainers of $16,000 and $10,000, respectively. Members of the Directors Loan Committee receive $300 per meeting attended. Members of the Board of Directors receive $750 for each special board meeting attended. Members of all other committees receive $300 per meeting attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, the members of the Compensation and Benefits Committee are Mr. Michael Kowalski, Mr. Edward Turner, Mr. Craig Mancinotti, Mr. Longine Morawski, Ms. Catherine Revord (nonvoting) and Mr. Robert Cole (nonvoting). Mr. Cole is the current President and Chief Executive Officer of the Company, and Ms. Revord is the current Benefits Manager of the Company. While Mr. Cole and Ms. Revord were specifically excluded from any Committee discussion concerning their own compensation, they did participate in the Committee's discussion concerning other key executives' compensation.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Company has had, and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its directors, officers and associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company, do not involve more than a normal risk of collectability or present other unfavorable features. All loans to directors or executive officers of the Company require the approval of the Board of Directors except for the members requesting such loan who are prohibited from attending the discussion or participating in the vote on such loan. During 2003, new loans totaling $27,000 were made to such persons and repayments totaled $1,518,000. As of December 31, 2003, directors and officers were indebted to the Company for loans totaling $1,028,000.

         Turner and Associates Consultants, for which a director, Edward H. Turner, serves as President, was engaged by the Company in 2003 for services in connection with loan review, credit, collections, litigation and administration. Turner and Associates Consultants received approximately $174,000 in 2003 for services rendered to the Company.

EMPLOYMENT AGREEMENTS

         The Company has entered into management continuity agreements with Messrs. Cole, Bangert, Phillippi, and Wilson. The agreements generally provide for certain compensation to be paid to Messrs. Cole, Bangert, Phillippi and Wilson following a "change of control" of the Company and the occurrence within the term of the management continuity agreement of either (1) the termination of the executive's employment by the Company for reasons other than cause; or (2) the constructive discharge of the executive. If such event occurs within the term of the agreements, then the executive is entitled to severance benefits as described below. In the event of the occurrence of either of these two events severance benefits become payable to the executive.

         In the case of Mr. Cole, the term of his agreement is one year from its effective date, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the later of the fourth anniversary of the effective date of the agreements or the end of the one year period following the date of the change of control.

         The severance benefit payable to Mr. Cole is a multiple of the sum of his average cash compensation plus the annual contribution that the Company would have made on his behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed three nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

         In the case of Messrs. Bangert and Wilson, the term of their agreements are one year from their effective dates, May 16, 2003. The agreements automatically renew for an additional one year period on each anniversary of the effective dates unless terminated for one of the reasons enumerated in the agreements. Upon a change of control of the Company, the term of the agreements become a fixed term that expires on the third anniversary of the date of the change of control.

         The severance benefit payable to Messrs. Bangert and Wilson is a multiple of the sum of their average cash compensation plus the annual contribution that the Company would have made on their behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed two nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

         In the case of Mr. Phillippi, the term of his agreement is one year from its effective date, May 16, 2003. The agreement automatically renews for an additional one year period on each anniversary of the effective date unless it is terminated for one of the reasons enumerated in the agreement. Upon a change of control of the Company, the term of the agreement becomes a fixed term that expires on the later of the third anniversary of the effective date of the agreement or the end of the one year period following the date of the change of control.

         The severance benefit payable to Mr. Phillippi is a multiple of the sum of his average cash compensation plus the annual contribution that the Company would have made on his behalf to the Company's qualified retirement plans. The multiple shall be equal to the number of years, rounded to the nearest twelfth, remaining in the term of the agreement except that the multiple shall not exceed two nor be less than one. For purposes of the agreement, "average cash compensation" shall be the average base salary and bonus paid for the most recent five calendar years ending prior to the effective date of the change of control.

         Severance benefits payable to any executive under the management continuity agreements shall be reduced to the extent necessary to prevent such benefits from constituting an "excess parachute payment" under Section 280G of the Internal Revenue Code (the "Code"). Such reduction is intended to assure that such benefits shall not be characterized as not deductible by the Company for federal income tax purposes due to the provisions of Section 280G of the Code.

         For purposes of the management continuity agreements, "constructive discharge" is defined as the occurrence of one or more of the following without the executive's consent: (i) the executive is not reelected to the office he currently holds with the Company; (ii) the removal of or failure to vest in the executive the duties and responsibilities he reasonably needs to serve in the office he currently holds with the Company; (iii) the Company notifies the executive that it is terminating the executive's employment without cause; (iv) the relocation of the executive's office to a place more than 50 miles from Madison Heights, Michigan; or (v) the Company otherwise commits a material breach of its obligations under the management continuity agreement.

         For purposes of the management continuity agreements, a "change of control" will be deemed to have occurred if: (A) any person acquires beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities of the Company; or (B) the individuals who were members of the Board of Directors of the Company on the Effective Date (the "Current Board Members") cease to constitute a majority of the Board of the Company or its successor; however, if the election or the nomination for election of any new director of the Company or its successor is approved by a vote of a majority of the individuals who are Current Board Members, such new director shall be considered a Current Board Member; or (C) the Company's shareholders approve (1) a merger or consolidation of the Company and the shareholders of the Company immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding securities of the Company immediately before such merger or consolidation; or
(2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company. A change of control will not be deemed to have occurred: (A) solely because more than 50% of the combined voting power of the then outstanding voting securities of the Company are acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company, or (2) any person pursuant to the will or trust of any existing shareholder of the Company, or who is a member of the immediate family of such shareholder, or (3) any corporation which, immediately prior to or following such acquisition, is owned directly or indirectly by persons who were shareholders of the Company immediately prior to the acquisition in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; or (B) if executive agrees in writing that the transaction or event in question does not constitute a change of control for the purposes of the management continuity agreements.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Company's common stock ("PSBG"), with the cumulative return for the Nasdaq Index, the $100 - $500 OTC-BB and Pink Banks and the Midwest Quadrant OTC-BB and Pink Banks Index over the same period, assuming the investment of $100 on December 31, 1998, and reinvestment of all dividends.

                                PCB GROUP, INC.

                              [PERFORMANCE GRAPH]

                                                                PERIOD ENDING
                                       --------------------------------------------------------------
INDEX                                  12/31/98   12/31/99   12/31/00   12/31/01   12/31/02  12/31/03
-----------------------------------------------------------------------------------------------------
PSB Group, Inc.                         100.00      67.68      71.57     110.93     149.59    216.71
NASDAQ - Total US                       100.00     185.95     113.19      89.65      61.67     92.90
SNL $100M-$500M OTC-BB & Pink Banks     100.00      91.07      76.98      88.68     106.37    144.49
SNL Midwest OTC-BB & Pink Banks         100.00      86.48      71.28      65.74      84.32    106.43

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA
(C) 2004

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

         The Compensation and Benefits Committee of the Board of Directors has adopted a compensation program based on the following compensation principles:

- The Company provides the level of total compensation necessary to attract and retain quality employees at all levels of the organization.

- Compensation is linked to performance and to the interests of the shareholders.

-    Incentive programs recognize both individual and corporate performance.

-    Compensation balances rewards for short-term and long-term results.

COMPENSATION METHODOLOGY

         The Company strives to provide a comprehensive compensation program that is competitive, in order to attract and retain qualified talent.

         Each year the Compensation and Benefits Committee reviews market data in order to assess the Company's competitive position in each component of compensation, including base salary, annual incentive and long term-incentive compensation.

         The primary market comparison for cash compensation is comprised of three surveys. The comparison is a mix of institutions of the same size and operating within the same general market to recruit personnel.

         The descriptions that follow of the components of compensation contain additional detail regarding compensation methodology. Compensation decisions regarding individuals may also be based on factors such as individual performance and level of responsibility.

         The Committee has established a Salary Administration Plan, which provides for annual cash compensation consisting of base salary, commissions, and annual incentive. The relationship between base salary and annual incentive is based on salary grade. Personnel at higher-grade levels have a larger percentage of their total cash compensation contingent on the accomplishment of corporate objectives.

COMPONENTS OF COMPENSATION

BASE SALARY

         Annual base salary is designed to compensate personnel for their sustained performance. Salary is based on: (1) grade level; (2) individual performance; and (3) comparative survey data. The Committee approves in advance all salary increases for senior officers.

ANNUAL INCENTIVE

         The Salary Administration Plan establishes a fixed percentage of annual salary as an executive's target annual incentive opportunity. The Committee establishes the percentage based on comparative survey data on annual incentive opportunity in the compensation peer group. For executive officers, the maximum percentage is fifty percent of salary.

         The year 2003 annual incentive payment was based on objectives for net income and asset growth as well as a discretionary percentage.

         The following is the formula used to determine annual incentive payments for 2003:

              -   25% of the target on plan incentive is discretionary.

              -   50% on Return on Average Assets (ROA).

              -   5% on the Non Performing Loans to Total Loans.

              -   5% on Net Charge Offs to Average Loans.

              -   10% on Efficiency Ratio.

              -   5% on Core Deposit Growth.

         Participants receive no payment for an objective unless a minimum threshold is achieved. Payments may range from zero to one hundred percent of the target incentive.

         The Company achieved 78 percent of the corporate objectives for 2003.

CHIEF EXECUTIVE OFFICER

         Robert L. Cole became President and Chief Executive Officer in August of 1996 and is evaluated annually as to his personal performance and regarding his role in directing company performance. The Compensation and Benefits Committee meets annually, in private, to review Mr. Cole's performance. The Committee considers bank performance, community involvement and Director/Chairman communication in considering Mr. Cole's compensation. The Human Resources department provides industry salary surveys to the Committee.

SALARY AND ANNUAL INCENTIVE

    - At the close of 2002, the Committee decided that Mr. Cole achieved a high level of his personal objectives. Therefore, Mr. Cole received a 4 percent salary increase for 2003.

    - The committee developed an executive bonus program based on achievement of specific bank performance objectives. Based on the Bank achieving varying levels of success of those objectives in 2003, and the evaluation of Mr. Cole's personal performance, an annual incentive of $87,200 was approved.

    - Mr. Cole's total annual compensation for 2003, including salary and annual incentive, were at the median for his position, in both the primary and secondary surveys used to determine cash compensation.

                     THE COMPENSATION AND BENEFITS COMMITTEE

         Michael J. Kowalski                Craig J. Mancinotti
         Longine V. Morawski                Catherine M. Revord (Nonvoting)
         Robert L. Cole (Nonvoting)         Sydney L. Ross

                             AUDIT COMMITTEE REPORT

         The Company's Audit Committee is comprised of four directors (Messrs. Jacobs, Morawski, Ross, and Wood). Mr. Jacobs, Mr. Morawski Mr. Ross and Mr. Wood are independent, under the definition contained in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an Appendix to this Proxy Statement.

         In connection with the audited financial statements contained in the Company's 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003, the Audit Committee reviewed and discussed the audited financial statements with management and Plante & Moran, PLLC. The Audit Committee discussed with Plante & Moran the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has also received the written disclosures and the letter from Plante & Moran required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence.

         Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                              THE AUDIT COMMITTEE

          Longine V. Morawski               James B. Jacobs
          Sydney L. Ross                    David L. Wood

                           COMPLIANCE WITH SECTION 16

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that except as set forth below, all Directors and Executives of the Company filed all reports required on a timely basis pursuant to Section 16 of the Securities Exchange Act of 1934: one report, covering one transaction was filed late by Director Longine V. Morawski.

                       REQUIREMENTS, INCLUDING DEADLINES,
           FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

         Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for Director or to introduce an item of business at an Annual Meeting of Shareholders. Nominations for Directors or introduction of an item of business should be submitted in writing to the Company's president at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. The nomination or proposed item must be received no later than:

              - 90 days before the first anniversary of the preceding year's annual meeting of shareholders; and no earlier than

              - the close of business on the 120th day before the first anniversary of the preceding year's annual meeting of shareholders.

         The nomination must contain the following information about the nominee:

              -   name and address

              - a description of all arrangements or understandings between the shareholder and the nominee

              - the number and kinds of securities of the Company held by the nominee

              - such other information regarding the proposed nominee as may be requested by the board of directors; and

              - a signed consent of the nominee to serve as a director of the Company, if elected.

         Notice of a proposed item of business must include:

              - a brief description of the matter and the reasons for introducing such matter at the Annual Meeting;

              -   the shareholder's name and address;

              - the class and number of shares of the Company's capital stock held by the shareholder; and

              -   any material interest of the shareholder in such business.

         The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

         A shareholder complying with the above procedures may still not be entitled to have its proposals included in next year's proxy statement. Under the rules of the SEC, shareholder proposals must be received by us in writing addressed to: David A. Wilson, Secretary at the office address set forth above no later than November 24, 2004 for inclusion in the proxy statement and form of proxy relating to that meeting.

         The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company's bylaws, a copy of which can be obtained free of charge by writing to David A. Wilson, Secretary at the office address set forth above.

         Whether or not you plan to attend the Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

         A COPY OF PSB GROUP, INC.'S 2003 ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED BY SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO DAVID A. WILSON, SECRETARY, 1800 EAST 12 MILE ROAD, MADISON HEIGHTS, MICHIGAN 48071-2600.

                             By Order of the Board of Directors,

                                            David A. Wilson
                                            Secretary

                                                                      APPENDIX A

                                 PSB GROUP, INC.
                          2004 STOCK COMPENSATION PLAN

         1.       PURPOSE; EFFECTIVENESS OF THE PLAN

                  (a) The purpose of this Plan is to advance the interests of PSB Group ("the Company") and its shareholders by helping the Company and its Subsidiaries attract and retain the services of employees, officers and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company. The Plan is also established with the objective of encouraging Stock ownership by such employees, officers and directors and aligning their interests with those of stockholders.

                  (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company (excluding holders of shares of Option Stock issued by the Company under this Plan) within twelve months after that date. If the Plan is not approved by the shareholders of the Company, any Options or Restricted Stock granted under this Plan will be rescinded and void. This Plan will remain in effect until it is terminated by the Board under Section 12 hereof, except that no Options or Restricted Stock will be granted after the tenth anniversary of the date of this Plan's adoption by the Board.

         2. DEFINITIONS. Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any Stock Option Agreements, Restricted Stock Agreements or Stock Appreciation Rights Agreements entered into pursuant to this Plan:

                  (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, Stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of Stock of the Company and/or of its Subsidiaries.

                  (b) "1934 Act" means the federal Securities Exchange Act of 1934, as amended.

                  (c)      "Board" means the Board of Directors of the Company.

                  (d) "Cause" means, in the context of termination of status as an Eligible Participant:

                           (i) the Eligible Participant engages in one or more unsafe and unsound banking practices or material violations of a law or regulation applicable to the Company or any of its Subsidiaries, any repeated violations of a policy of the Company or any of its Subsidiaries after being warned in writing by the Board and/or a senior officer not to violate such policy, any single violation of a policy the Company or any of its Subsidiaries if such violation materially and adversely affects the business or affairs of the Company or any of its Subsidiaries, or a direction or order of the Board and/or one of he Eligible Participant's senior officers;

                           (ii) the Eligible Participant engages in a breach of fiduciary duty or act of dishonesty involving the affairs of the Company or any of its Subsidiaries;

                           (iii) the Eligible Participant is removed or suspended from banking pursuant to Section 8(e) of the Federal Deposit Insurance Act or any other applicable State or Federal law;

                           (iv) the Eligible Participant commits a material breach of his obligations under a written agreement between the Company and the Eligible Participant;

                           (v) the Eligible Participant fails to perform his duties to the Company and any of its Subsidiaries with the degree of skill, care or competence expected by the Board and/or the Eligible Participant's senior officers.

                  (e) A "Change in Control" of the Company shall have occurred:

                           (i)      any person (as such term is defined in
                                    Section 13(d) or 14(d) of the 1934 Act)
                                    acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company; or (B) the individuals who were members of the Board of Directors of the Company on the Effective Date (the "Current Board Members") cease for any reason (other than the reasons specified in Subsection 2(e) below) to constitute a majority of the Board of the Company or its successor; however, if the election or the nomination for election of any new director of the Company or its successor is approved by a vote of a majority of the individuals who are Current Board Members, such new director shall, for the purposes of this
                                    Section 2(e)(ii), be considered a Current
                                    Board Member; or (C) the Company's
                                    shareholders approve (1) a merger or
                                    consolidation of the Company and the
                                    shareholders of the Company immediately
                                    before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding securities of the Company immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                           (ii) Notwithstanding and in lieu of Section 2(e)(i), a Change of Control will not be deemed to have occurred: (A) solely because more than 50% of the combined voting power of the then outstanding voting securities of the Company are acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of Company or any of its Subsidiaries, or (2) any person pursuant to the will or trust of any existing shareholder of the Company, or who is a member of the immediate family of such shareholder, or (3) any corporation which, immediately prior to or following such acquisition, is owned directly or indirectly by persons who were shareholders of the Company immediately prior to the acquisition in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; or (B) if the Optionee, Restricted Stockholder or Stock Appreciation Right Holder agrees in writing that the transaction or event in question does not constitute a Change of Control for the purposes of this Plan.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

                  (g) "Committee" means the Board of Directors of the Company.

                  (h) "Company" means PSB Group, Inc., a Michigan corporation and its successor or successors.

                  (i) "Company Performance Criteria" means such financial performance criteria of the Company or its Subsidiaries as the Committee may designate including Stock price, return on assets, return on equity, return on capital, earnings per share, net income, net operating income, revenue, expenses, net interest margin, burden ratio, efficiency ratio and total shareholder return.

                  (j) "Designated Performance Criteria" means any criteria, including Company Performance Criteria, as the Committee may deem to be appropriate

                  (k) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code.

                  (l) "Disqualifying Disposition" means a disposition, as defined in Section 424(c)(1) of the Code, of Option Stock acquired pursuant to an ISO, which occurs either:

                           (i) within two years after the underlying Option is granted; or

                           (ii) within one year after the underlying Option is exercised.

                           Under Section 424(c)(1) of the Code, the term "disposition" includes a sale, exchange, gift, or a transfer of legal title, but does not include (A) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (B) an exchange to which
                           Section 354, 355, 356, or 1036 (or so much of Section 1031 as relates to Section 1036) applies, or (C) a mere pledge or hypothecation.

                  (m) "Eligible Participants" means persons who, at a particular time, are employees, officers or directors of the Company or its Subsidiaries. With respect to ISOs only, this definition does not include persons who have been on leave of absence for greater than 90 days, unless re-employment is guaranteed by law or contract.

                  (n) "Fair Market Value" means, with respect to Option Stock and as of the date in question, the market price per share of such Stock determined in a manner consistent with the requirements of Section 422 of the Code and to the extent consistent therewith:

                           (i) if the Stock was traded on a national stock exchange as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported by the applicable composite transactions report for such date or, if no trading occurred on the applicable exchange for that date, for the latest trading date prior to such date.

                           (ii) if the Stock was traded on any other established market as of the date in question, then the Fair Market Value will be equal to the average of the high and low prices reported over such trading period that the Committee determines appropriately reflects the value of Stock; or

                           (iii) if the Committee determines that neither of the foregoing provisions is adequate, then the Fair Market Value will be determined in good faith by the Committee, which may, in its discretion, utilize the most recent independent valuation of Stock obtained by the Company for Stock held in an employee benefit plan of the Company.

                  (o) "ISO" or "Incentive Stock Option" means an Option, which is subject to certain holding requirements and tax benefits, and which qualifies as an "incentive stock option," as defined in Section 422 of the Code.

                  (p) "NSO" means any Option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an Option designated by the Committee as an ISO. The term "NSO" also includes any Option designated by the Committee as an ISO but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

                  (q) "Option" means a right granted pursuant to this Plan entitling the Optionee to acquire shares of Stock issued by the Company.

                  (r) "Option Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Options hereunder.

                  (s) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option.

                  (t) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option.

                  (u) "Optionee" means an Eligible Participant to whom an Option is granted hereunder, and any transferee of such Option received pursuant to a Transfer authorized under this Plan.

                  (v) "Plan" means this PSB Group, Inc 2004 Stock Compensation Plan, as the Plan may be amended from time-to-time.

                  (w) "Restricted Stock" means Stock issued or issuable by the Company which is subject to the restrictions imposed in Section 7 of this Plan.

                  (x) "Restricted Stock Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Restricted Stock hereunder.

                  (y) "Restricted Stockholder" means an Eligible Participant to whom any Restricted Stock is issued hereunder, and any transferee of such Stock received pursuant to a Transfer required by law.

                  (z) "Retirement" means (i) in the case of an employee or officer, termination of employment with the Company or a Subsidiary on or after the date on which the employee or officer attains age 65 with at least 5 years of service with the Company; and (ii) in the case of a director, the termination of service as a director after the attainment of age 65.

                  (aa) "SAR Value" means, with respect to any particular Stock Appreciation Right, the value of a share of Stock as stated in the SAR Agreement, which may equal the Fair Market Value of a share of Stock, the book value of a share of Stock, or such other amount determined by the Committee.

                  (bb)     "Stock" means shares of the Company's common stock.

                  (cc) "Stock Appreciation Right" means a right to receive cash granted pursuant to Section 8.

                  (dd) "Stock Appreciation Right Agreement" means an agreement between the Company and an Eligible Participant to evidence the terms and conditions of the issuance of Stock Appreciation Rights hereunder.

                  (ee) "Stock Appreciation Right Holder" means an Eligible Participant to whom a Stock Appreciation Right is granted hereunder, and any transferee of such Stock Appreciation Right received pursuant to a Transfer authorized under this Plan.

                  (ff) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code.

                  (gg) "Transfer," with respect to Option Stock, Restricted Stock and Stock Appreciation Rights, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, Restricted Stock or Stock

Appreciation Rights, including without limitation an assignment for the benefit of creditors of the Optionee, Restricted Stockholder or Stock Appreciation Right Holder, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock, Restricted Stock or Stock Appreciation Rights or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock, Restricted Stock or Stock Appreciation Rights are transferred or awarded to the spouse of the Optionee, Restricted Stockholder or Stock Appreciation Right Holder or are required to be sold, or a transfer resulting from the filing by the Optionee, Restricted Stockholder or Stock Appreciation Right Holder of a petition for relief, or the filing of an involuntary petition against such Optionee, Restricted Stockholder or Stock Appreciation Right Holder under the bankruptcy laws of the United States or of any other nation.

         3. ELIGIBILITY. Options, Restricted Stock and Stock Appreciation Rights may be granted under this Plan only to persons who are Eligible Participants as of the time of such grant. Only Eligible Participants who are employees or officers of the Company or one of its Subsidiaries shall be eligible to receive a grant of ISOs.

         4.       ADMINISTRATION

                  (a) Administration by the Committee. The Committee will administer this Plan, but may delegate such powers or duties to employees of the Company or its Subsidiaries, as it deems appropriate.

                  (b) Authority and Discretion of Committee. The Committee will have full and final authority in its discretion, at any time subject only to the express terms, conditions and other provisions of the Company's articles of incorporation, bylaws and this Plan, and the specific limitations on such discretion set forth herein:

                           (i) to select and approve the persons to whom Options will be granted under this Plan from among the Eligible Participants and the number shares of Stock subject to such Options;

                           (ii) to select and approve the persons to whom Restricted Stock be issued under this Plan from among the Eligible Participants and the number shares of Restricted Stock to be so issued;

                           (iii) to select and approve the persons to whom Stock Appreciation Rights will be granted under this Plan and the number of shares of stock upon which such Stock Appreciation Rights shall be based;

                           (iv) to determine the period or periods of time during which Options may be exercised or become exercisable, the Option Price and the duration of such Options, the date on which Options are granted, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

                           (v) to determine the period or periods of time during which Options may be exercised or become exercisable, the Designated Performance Criteria on which the Option Price or exercisability may be dependent, the Option Price and the duration of such Options, the date on which Options are granted, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

                           (vi) to determine the period or periods of time during which the Restricted Stock may vest, the Designated Performance Criteria on which vesting may be dependent, the date on which shares of Restricted Stock are awarded and other matters to be determined by the Committee in connection with specific issuances of Restricted Stock and Restricted Stock Agreements as provided in this Plan;

                           (vii) to determine the period or periods of time during which Stock Appreciation Rights may be exercised or become exercisable, the Designated Performance Criteria on which vesting may be dependent, the date on which Stock Appreciation Rights are awarded, the SAR Value, the duration of such Stock Appreciation Rights, and other matters to be determined by the Committee in connection with specific grants of Stock Appreciation Rights and Stock Appreciation Right Agreements as provided in this Plan; and

                           (viii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan.

                  (c) Designation of Options. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the aggregate Fair Market Value of Stock (determined at the time the ISO is granted), with respect to which ISOs under this Plan and all other plans of the Company and its Subsidiaries first become exercisable by any person during any calendar year, shall exceed $100,000, such Options in excess of such limit shall be treated as an NSO.

                  (d) Option Agreements. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

                  (e) Restricted Stock Agreements. Restricted Stock will be issued hereunder only upon the execution and delivery of a Restricted Stock Agreement by the Restricted Stockholder and a duly authorized officer of the Company. Restricted Stock will not be deemed issued merely upon the authorization of such issuance by the Committee.

                  (f) Stock Appreciation Right Agreements. Stock Appreciation Rights will be granted hereunder only upon the execution and delivery of a Stock Appreciation Right Agreement by the Stock Appreciation Right Holder and a duly authorized officer of the Company. Stock Appreciation Rights will not be deemed granted merely upon the authorization of such grant by the Committee.

         5. SHARES RESERVED FOR OPTIONS AND RESTRICTED STOCK. Subject to Sections 9 and 12 of this Plan, the aggregate number of shares of Option Stock and Restricted Stock that may be issued and outstanding pursuant to the exercise of Options and granting of Restricted Stock under this Plan (the "Option and Restricted Stock Pool") will not exceed 450,000 shares. The total number of shares of Option Stock and Restricted Stock that may be granted to an Eligible Participant over the term of this Plan will not exceed 450,000 shares. Shares of Option Stock withheld as payment of an Option Price as described in subsection 6(e) by the Company and shares of Restricted Stock that may be forfeited, as described in subsection 7(c) may be added back into the Option and Restricted Stock Pool and reissued. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired may also be added back into the Option and Restricted Stock Pool to be available for issuance.

         6. TERMS OF STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Plan will be evidenced by an Option Agreement between the Company and the Eligible Participant to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Without limiting the foregoing, the following terms and conditions will be considered a part of each Option Agreement (unless otherwise stated therein):

                  (a) Covenants of Optionee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee, officer or director of the Company or its Subsidiaries.

                  (b) Option Vesting Periods. Except as otherwise provided herein, each Option Agreement will specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Option Vesting Period"). An Option Agreement may also specify Designated Performance Criteria which must be satisfied within the Option Vesting Period. Such Option Vesting Period will be determined by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                  (c)      Exercise of the Option.

                           (i)      Mechanics and Notice Options may be
                                    exercised to the extent exercisable by
                                    giving written notice to the Company
                                    specifying the number of Options to be
                                    exercised, the date of the grant of the
                                    Option or Options to be exercised, the
                                    exercise price, the desired effective date of the exercise, the number of full shares of Option Stock to be retained by the Optionee after exercise, and the method of payment. Once written notice complying with the requirements of this subsection is received, the Committee or its designee shall promptly notify the Optionee of the amount of the Option Price and withholding taxes due, if either or both is applicable. Payment of any amounts owing shall be due immediately upon receipt of such notice.

                           (ii) Withholding Taxes. As a condition to the issuance of shares of Option Stock upon exercise of an Option granted under this Plan, the Optionee will pay to the Company in cash, through cashless exercise as described in subsection 6(e), or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability, if any, associated with such exercise. The Committee may prescribe a specific method of payment of such withholding, in its discretion. For purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, Medicare tax and any other taxes applicable to the income arising from the transaction required by applicable law to be withheld by the Company.

                  (d) Payment of Option Price. Each Option Agreement will specify the Option Price, with respect to the exercise of Option Stock granted thereunder, which may be stated in terms of a fixed dollar amount, a percentage of Fair Market Value at the time of the grant, or such other method as determined by the Committee in its discretion. In no event will the Option Price for an ISO or NSO granted hereunder be less than the Fair Market Value (or, where an ISO Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO or NSO is granted. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

                  (e) Cashless Exercise. Optionee may pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(c)(ii) above, if applicable, with respect to the exercise of an Option by (i) surrendering shares of Stock already owned by such Optionee; (ii) withholding of shares of Option Stock provided that, in the case of withholding shares of Option Stock to pay for the all or a portion of the Option Price, the Optionee attests to ownership of shares of Stock in a form acceptable to the Committee which shall include a statement that, at the time of exercise, the shares have been owned by the Optionee for a period of 6 months (or such other period that the Committee determines appropriate); or (iii) irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. To the extent Option Stock is withheld for tax withholding purposes, the applicable percentage of tax withholding liability shall be the percentage equal to the employer's minimum statutory withholding rate (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the taxable income realized upon exercise of Options). To the extent that Option Stock is withheld pursuant to subparagraphs (i) or (ii) above, the Fair Market Value of surrendered Stock or withheld Option Stock must be equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. To the extent that shares of Option Stock are sold by a third party as payment of all or a portion of the Option Price of an ISO, the sale of such shares will be treated as a Disqualifying Disposition and be subject to Section 421(b) of the Code.

                  (f) Notice of Disqualifying Disposition. In the event of a Disqualifying Disposition, the Optionee will promptly give written notice to the Company of such disposition including information regarding the number of shares involved, the exercise price of the underlying Option through which the shares were acquired and the date of the Disqualifying Disposition.

                  (g) Termination of the Option. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be determined by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder.

                           (i)      ISOs. To the extent not previously
                                    exercised, each ISO will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each ISO will terminate, if earlier: (a) immediately upon the cessation of status as an Eligible Participant due to Cause; (b) 90 days after the date that the Optionee ceases to be an Eligible Participant for any reason other than Cause, death, Disability or Retirement; or (c) one year after the Optionee ceases to be an Eligible Participant by reason of such person's death, or Disability or Retirement; provided, however, that the ISO will convert to an NSO if exercised more than three months after Retirement.

                           (ii)     NSOs. To the extent not previously
                                    exercised, each NSO will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the discretion of the Committee, each NSO will terminate, if earlier: (a) immediately upon the cessation of status as an Eligible Participant due to Cause; (b) 90 days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than Cause, death, Disability or Retirement; or
                                    (c) one year after the date the Optionee ceases to be an Eligible Participant by reason of such person's death, Disability or Retirement.

                           (iii) Effect of Change in Control. Notwithstanding any other provision of this Plan, each Option that has not yet become fully exercisable will become fully exercisable upon the effective date of a Change in Control of the Company.

                  (h) Transferability of Options. ISOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution. NSOs will be subject to Transfer by the Optionee only by will or the laws of descent and distribution or, at the discretion of the Committee, by direct gift to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to this Agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

                  (i) Compliance with Law. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state tax and securities laws. The right to exercise an Option, to Transfer an Option or to Transfer Option Stock, will be further subject to such requirements that at any time the Committee reasonably imposes, in its discretion, including, but not limited to, a determination that the listing, registration or qualification of the shares of Option Stock called for by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting or Transfer of such Option or the purchase or the Transfer of shares of Option Stock, and the Option may not be exercised or Transferred, in whole or in part, or that the Option Stock may not be purchased or Transferred unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Committee, in its discretion.

                  (j) Stock Certificates. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection 6.(j) have been complied with.

                  (k) Other Provisions. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         7. TERMS OF RESTRICTED STOCK AGREEMENTS. Each issuance of Restricted Stock pursuant to this Plan will be evidenced by a Restricted Stock Agreement between the Company and the Eligible Participant to whom such Restricted Stock is to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Each Restricted Stock Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

                  (a) Covenants of Restricted Stockholder. Nothing contained in this Plan, any Restricted Stock Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Plan will confer upon any Restricted Stockholder any right with respect to the continuation of his or her status as an employee or officer of the Company or its Subsidiaries.

                  (b) Restricted Stock Vesting Periods. Except as otherwise provided herein, each Restricted Stock Agreement may specify the period or periods of time within which shares of Restricted Stock will no longer be subject to the restrictions imposed under this Plan or any Restricted Stock Agreement (the "Restricted Stock Vesting Period"), as set forth in this subsection 7(b). A Restricted Stock Agreement may also specify Designated Performance Criteria which must be satisfied within the Restricted Stock Vesting Period. Restricted Stock Vesting Periods shall be determined by the Committee in its discretion and may be accelerated or shortened by the Committee in its discretion, but shall not exceed ten years for full vesting. All shares of Restricted Stock shall become immediately and fully vested upon a Change in Control of the Company.

                  (c) Forfeiture of Restricted Stock. To the extent that the applicable Restricted Stock Vesting Period has not elapsed or the Designated Performance Criteria have not been satisfied, each share of Restricted Stock, subject to the discretion of the Committee, shall be forfeited immediately as of the date the Restricted Stockholder ceases to be an Eligible Participant for any reason.

                  (d)      Restrictions on Transfer of Restricted Stock.

                           (i) General Rule on Transfers of Restricted Stock. Restricted Stock may be transferred only if required by law. All Transfers of Restricted Stock not meeting the conditions set forth in this subsection 7(d) are expressly prohibited.

                           (ii)     Effect of Prohibited Transfer. Any
                                    prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this subsection 7(d), or exercise any other legal or equitable remedy.

                           (iii)    Escrow. The Committee may, in its
                                    discretion, require that the Restricted
                                    Stockholder deliver the certificate(s) for the Restricted Stock with a stock power executed in blank to the Secretary of the Company or his or her designee to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificate(s) may be held in escrow so long as the shares of Restricted Stock are subject to any restrictions under this Plan or under a Restricted Stock Agreement. Each Restricted Stockholder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

                  (e) Compliance with Law. Notwithstanding any other provision of this Plan, Restricted Stock may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state tax and securities laws.

                  (f) Stock Certificates. Certificates representing the Restricted Stock issued pursuant to this Plan will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Restricted Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this subsection 7(f) have been complied with.

                  (g) Other Provisions. The Restricted Stock Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, covenants not to compete, rights of first refusal and other restrictions on Transfer of Restricted Stock issued hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         8. TERMS OF STOCK APPRECIATION RIGHT AGREEMENTS. Each issuance of Stock Appreciation Rights pursuant to this Plan will be evidenced by a Stock Appreciation Right Agreement between the Company and the Eligible Participant to whom such Stock Appreciation Rights are to be issued, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan. Each Stock Appreciation Right Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

                  (a) Covenants of Stock Appreciation Right Holder. Nothing contained in this Plan, any Stock Appreciation Right Agreement or in any other agreement executed in connection with the granting of Stock Appreciation Rights under this Plan will confer upon any Stock Appreciation Right Holder any right with respect to the continuation of his or her status as an employee or officer of the Company or its Subsidiaries.

                  (b) Stock Appreciation Right Vesting Periods. Except as otherwise provided herein, each Stock Appreciation Right Agreement will specify the period or periods of time within which each Stock Appreciation Right will first become exercisable (the "Stock Appreciation Right Vesting Period"). A Stock Appreciation Rights Agreement may also specify Designated Performance Criteria which must be satisfied within the Stock Appreciation Rights Vesting Period. Such Stock Appreciation Right Vesting Periods will be determined by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion. All Stock Appreciation Rights shall become immediately and fully vested upon a Change in Control of the Company.

                  (c)      Exercise of the Stock Appreciation Rights.

                           (i) Mechanics and Notice. Stock Appreciation Rights may be exercised to the extent exercisable by giving written notice to the Company specifying the number of Stock Appreciation Rights to be exercised, the date of the grant of the Stock Appreciation Rights to be exercised and the desired effective date of the exercise.

                           (ii) Withholding Taxes. Upon the exercise of Stock Appreciation Rights, the Company shall withhold from any payment due to the Stock Appreciation Right Holder the amount of the Company's tax withholding liability, if any, associated with such exercise. For purposes of this subsection 8(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, Medicare tax and any other taxes applicable to the income arising from the transaction required by applicable law to be withheld by the Company.

                  (d) Appreciation Payable. Each Stock Appreciation Right shall entitle a Stock Appreciation Right Holder to the amount of appreciation, if any, equal to the excess of the SAR Value on the exercise date over the SAR Value on the date of grant. The total appreciation payable to a Stock Appreciation Right Holder shall equal the number of Stock Appreciation Rights being exercised, multiplied by the amount of appreciation per share of Stock determined under the preceding sentence.

                  (e) Payment of Appreciation. Within 5 business days following the exercise of Stock Appreciation Rights, the Company shall pay to the Stock Appreciation Right Holder cash in the amount of appreciation determined pursuant to subsection 8(d).

                  (f) Termination of Stock Appreciation Right. Except as otherwise provided herein, each Stock Appreciation Right Agreement will specify the period of time, to be determined by the Committee in its discretion, during which the Stock Appreciation Rights granted therein will be exercisable. To the extent not previously exercised, each Stock Appreciation Right will terminate upon the expiration of the Stock Appreciation Right Period specified in the Stock Appreciation Right Agreement; provided, however, that, subject to the discretion of the Committee, each Stock Appreciation Right will terminate, if earlier: (a) immediately upon the cessation of status as an Eligible Participant due to Cause; (b) 90 days after the date that the Stock Appreciation Right Holder ceases to be an Eligible Participant for any reason, other than Cause, death or Disability; or (c) one year after the date the Stock Appreciation Right Holder ceases to be an Eligible Participant by reason of such person's death, Disability or Retirement.

                  (g) Compliance with Laws. Notwithstanding any other provision of this Plan, Stock Appreciation Rights may be issued pursuant to this Plan only after there has been compliance with all applicable federal and state tax and securities laws.

                  (h) Transferability of Stock Appreciation Rights. Stock Appreciation Rights will be subject to Transfer by the Stock Appreciation Right Holder only by will or the laws of descent and distribution.

                  (i) Other Provisions. The Stock Appreciation Right Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, covenants not to compete, rights of first refusal and other restrictions on Transfer of Stock Appreciation Rights granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         9. ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a merger, stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made:

                  (a) in the aggregate number of shares of Option Stock and Restricted Stock in the Option and Restricted Stock Pool;

                  (b) in the Option Price and the number of shares of Option Stock that may be purchased pursuant to an outstanding Option granted hereunder;

                  (c) in the number of Stock Appreciation Rights and the Fair Market Value of such Stock Appreciation Rights as of the date of grant;

                  (d) in the exercise price of any rights of repurchase or of first refusal under this Plan; and

                  (e) with respect to other rights and matters determined on a per share basis under this Plan or any associated Option Agreement, Restricted Stock Agreement or Stock Appreciation Right Agreement.

         Any such adjustments will be made only by the Committee, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options, Restricted Stock and Stock Appreciation Rights then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

         10. PROCEEDS FROM SALE OF OPTION STOCK. Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

         11. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS, RESTRICTED STOCK AND STOCK APPRECIATION RIGHTS.. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Option, Restricted Stock, or Stock Appreciation Right granted under this Plan, but in no event may the Committee change the Option Price as stated in the Option Agreement, if expressed as a fixed dollar amount, or the manner in which the Option Price is to be calculated as stated in the Option Agreement, if expressed as a percentage of Fair Market Value at the time of the grant or otherwise. Notwithstanding the foregoing, no modification of any Option, Restricted Stock or Stock Appreciation Right will, without the consent of the holder of the Option, Restricted Stock or Stock Appreciation Right, alter or impair any rights or obligations under any Option, Restricted Stock or Stock Appreciation Right previously granted under this Plan.

         12. AMENDMENT AND DISCONTINUANCE. The Committee may amend, suspend or discontinue this Plan at any time, provided that:

                  (a) No such action may, without the approval of the stockholders of the Company, increase the maximum total number of shares of Option Stock and Restricted Stock that may be granted to an individual over the term of this Plan, change the definition of "Company Performance Criteria" as that term is used in this Plan, materially increase (other than by reason of an adjustment pursuant to Section 9 hereof) the aggregate number of shares of Option Stock and Restricted Stock in the Option and Restricted Stock Pool that may be granted pursuant to this Plan, materially increase the benefits accruing to Plan participants or materially modify eligibility requirements for participation in the Plan;

                  (b) No action of the Committee will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Committee specifically declares such action to be made for that purpose;

                  (c) No action of the Committee shall alter or impair any Option, Restricted Stock or Stock Appreciation Right previously granted or awarded under this Plan without the consent of such affected Optionee, Restricted Stockholder or Stock Appreciation Right Holder.

         13. PLAN BINDING UPON SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Company, its Subsidiaries, and their respective successors and assigns, and Eligible Participants and their respective assigns, personal representatives, heirs, legatees and beneficiaries.

         14.      COMPLIANCE WITH RULE 16b-3. With respect to persons subject to
Section 16 of the 1934 Act, transactions under this Plan are intended to be exempt from short-swing profit liability. To the extent that any transaction made pursuant to the Plan may give rise to short-swing profit liability, the Committee may deem such transaction to be null and void, to the extent permitted by law and deemed advisable by the Committee.

         15. NOTICES. Any notice to be given to the Company under the terms of an Option Agreement, Restricted Stock Agreement or Stock Appreciation Rights Agreement will be addressed to 1800 East Twelve Mile Road, Madison Heights, Michigan 48071; Attention: President, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee, Restricted Stockholder or Stock Appreciation Right Holder will be addressed to the address provided to the Company by the Optionee, Restricted Stockholder or Stock Appreciation Right Holder. Any such notice will be deemed to be given when deposited in the United States mail at a post office or branch post office regularly maintained by the United States Postal Service, with postage fully prepaid, enclosed in a properly sealed envelope, and addressed as required under this Section 15.

         16. GOVERNING LAW. This Plan will be governed by, and construed in accordance with, the laws of the State of Michigan.

         17. COPIES OF PLAN. A copy of this Plan will be delivered to each Optionee, Restricted Stockholder or Stock Appreciation Right Holder at or before the time he or she executes an Option Agreement, Restricted Stock Agreement or a Stock Appreciation Rights Agreement.

Date Plan Adopted by Board of Directors:        February 26, 2004

Date Plan Approved by Stockholders:

                                                                      APPENDIX B

                                 PSB GROUP, INC.

                              NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                     CHARTER

                                     PURPOSE

         The purpose of the Nominating Committee is to provide assistance to the Board of Directors in identifying, screening and recommending qualified candidates to serve as Directors of the Company.

                                 QUALIFICATIONS

         The Nominating Committee shall consist of three or more members of the Board, each of whom shall be independent as defined by the requirements of the primary trading market or security exchange on which the Company's securities are traded.

                                  ORGANIZATION

         The Board of Directors shall annually designate the members and the Chairman of the Nominating Committee. A majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is present shall be the action of the Committee. The Committee shall keep a record of its actions and proceedings, and shall make a report thereof from time to time to the Board of Directors.

                                    MEETINGS

         The Committee shall hold one regular meeting (in person or by telephone conference) per year and such other special meetings as may be necessary to fulfill its duties as follows:

     - December/January - recommend nominees for the slate of the directors to stand for election at the next annual meeting of shareholders.

     - Special - recommend nominees to fill new positions or vacancies which may occur on the Board of Directors.

                       POWERS, DUTIES AND RESPONSIBILITIES

The Nominating Committee shall:

- Develop and recommend criteria for the selection of new directors to the Board, including, but not limited to age, skills, diversity, experience, education, availability and such other criteria as the Committee shall determine to relevant at the time;

- Actively seek individuals qualified to become members of the Board of Directors. The Committee may consider candidates proposed by security holders or management, but is not required to do so;

- If deemed advisable, retain (or terminate) any consulting or search firm to be used to identify director candidates, including authority to approve the firm's fees and other retention terms;

- Review the qualifications of and screen potential candidates to fill Board positions, in light of criteria established by the Board;

-    Recommend to the full Board of Directors:

     - Nominees to fill new positions or vacancies as they occur among the Directors; and

     - Prior to each annual meeting of shareholders, the candidates for election or reelection as Directors by the shareholders at the annual meeting;

- Be available to the Chairman of the Board and other Directors for consultation concerning candidates as Directors;

- Review and update this charter from time to time for consideration by the Board of Directors;

- Evaluate the performance and function of the Nominating Committee from time to time; and

- Perform such additional duties and have such additional responsibilities as the Board may from time to time determine.

                                                                      APPENDIX C

                                 PSB GROUP, INC.

                             AUDIT COMMITTEE CHARTER

PURPOSE & COMPOSITION

         The charter details the composition, roles and responsibilities of the audit committee. The board of directors shall appoint at least three directors who are independent of the Company's management and have no relationships that could interfere with their independence and execution of the committee's responsibilities to the committee. For purposes of determining independence, the Company shall use the definition of independence in Rule 4200 (a) (15) of the NASDs listing standards. At least one member must have expertise in accounting or other aspects of financial management, and all members are expected to be financially literate or to gain such literacy after appointment. In addition, while not an absolute requirement, the Company will seek to have at least one member who is considered to be an "audit committee financial expert" as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended. The committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the board of directors. Management shall cause a copy of this charter to be filed as an appendix to the Company's proxy statement, not less than once every three years.

THE ROLE OF THE COMMITTEE

         The audit committee assists the board of directors in their oversight of the Company to protect the interests of current and potential shareholders, the investment industry, and others affected by the Company's operations in the areas of adequacy and accuracy of financial statements, ethics and legal compliance. In this role, the committee shall have complete access to all records, employees and facilities of the Company, along with the ability to retain, at the Company's expense, outside counsel, accountants or other experts to assist it in the completion of its responsibilities, and the freedom to investigate any situation brought to its attention. The committee is expected to maintain clear communication with Company management, internal audit personnel and independent auditors.

DELINEATION OF RESPONSIBILITIES

         The committee shall take a flexible approach to the execution of its role to best reflect current circumstances and changing business conditions, and is expected to establish on the board's behalf the overall attitude of the Company as it pertains to financial reporting, risk management and ethical conduct.

ONGOING PROCESSES

         In performing these responsibilities, the audit committee shall follow a number of prescribed guidelines, and may augment these when appropriate:

         - Independent auditors are accountable to the committee in its role as appointed representative of the Company's shareholders. As such, the committee is expected to appoint, evaluate, compensate and if necessary, replace the independent auditors. The committee shall review the nature of this independence, and any written disclosures prepared by the auditors, with the auditors. The committee shall also review and specifically approve all permissible non-audit services to be rendered to the Company by its independent auditors.

         - The committee shall discuss the plans and scope of audits, including staffing and compensation, with both internal auditors and independent auditors. The committee shall conduct separate meetings with both the internal auditors and independent auditors, both with and without members of the management team present. Finally, the committee shall receive and review reports from internal auditors and independent auditors concerning the effectiveness and adequacy of financial controls, accounting procedures, risk management, and legal and ethical compliance issues.

         - Before the filing of the Company's quarterly Form 10-Q report, the committee, management and the independent auditors shall review the interim financial statements.

         - Before the filing of the Company's Annual Report on Form 10-K and proxy statement, the committee, management and the independent auditors shall review and discuss the financial statements. In addition:

                  - the committee shall receive a report from the independent auditors concerning the matters required to be discussed by SAS 90 and SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented, and shall discuss with the independent accountant the matters contained in such report.

                  - the committee shall receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and shall discuss with the independent accountant the independent accountant's independence.

                  - based on the review and discussions referred to in this item, the audit committee shall recommend to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K to be filed with the Federal Deposit Insurance Corporation (unless based on the audit committee's review, it concludes that such recommendation cannot be given).

                  - with the assistance of counsel for the Company, the committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement to be filed with the SEC.

         While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations governing the Company. Finally, in accordance with Section 541a of the Michigan Business Corporation Act and the Company's Articles of Incorporation, directors who serve on the audit committee, in discharging his or her duties, when acting in good faith, may rely upon financial statements of the Company certified to him or her to be correct by an officer of the Company, or as stated in a written report by an independent public or certified public accountant or firm of accountants to reflect fairly the financial condition of the Company.

                                 PSB GROUP,INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 27,2004
                             2:00 P.M.,EASTERN TIME

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official Proxy Committee of PSB Group, Inc. (the "Company"), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held on Tuesday, April 27, 2004, at 2:00 p.m., at the Ukranian Cultural Center, 26601 Ryan Road, Warren, Michigan, and at any and all adjournments thereof, as indicated on this proxy.

                                                                        WITH-
                                                               FOR      HOLD

1.       To elect one member of the Board of Directors         [ ]       [ ]
         for a three-year term.

         Class III - Term Expiring in 2007 David L. Wood

                                                           FOR  AGAINST  ABSTAIN

2.       To ratify the selection of Plante & Moran, PLLC   [ ]    [ ]      [ ]
         as independent auditors of the Company for the 2004 fiscal year.

3.       To approve the adoption of the 2004 Stock         [ ]    [ ]      [ ]
         Compensation Plan.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" EACH OF THE LISTED PROPOSALS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Our 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

You can vote if you are a shareholder of record on March 1, 2004

A majority of shares of common stock must be represented at the meeting. If there are insufficient shares, the meeting may be adjourned.

Please be sure to sign and date                 Date
  this Proxy in the box below.

______________________________
  Shareholder sign above

 - DETACH ABOVE CARD,DATE,SIGN AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -
                                 PSB GROUP,INC.

         THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY, OF A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 24,2004,AND THE ANNUAL REPORT TO SHAREHOLDERS.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________

___________________________________

___________________________________